Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Woodmark Corporation, (the “Company”) on Form 10-Q for the quarter ending October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly represents, in all material respects, the financial conditions and results of operations of the Company as of October 31, 2003, and for the period then ended.

AMERICAN WOODMARK CORPORATION (Registrant)

/s/ Kent B. Guichard

Kent B. Guichard Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer) Date: December 11, 2003

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